CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, James Briscoe, President and Chief Executive Officer Chief Financial Officer of Liberty Star Gold Corp., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-QSB of Liberty Star Gold Corp. for the three month period ended April 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of General Gold Corporation.

Dated: _____________, 2004

/s/ James Briscoe__________________________
James Briscoe
President and Chief Executive Officer
(Principal Executive Officer)